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                           2,000,000 SHARES OF COMMON STOCK


                            AMBASSADOR EYEWEAR GROUP, INC.

                                       FORM OF

                                UNDERWRITING AGREEMENT



                                            _____________, 1997



Hampshire Securities Corporation
  As Representative of the several
  Underwriters named in Schedule I
  attached hereto
640 Fifth Avenue
New York, New York  10019

Gentlemen:

    The undersigned, Ambassador Eyewear Group, Inc., a Delaware corporation
(the "Company"), and The Slucker Family Foundation (the "Selling Stockholder") hereby confirm their agreement with Hampshire Securities Corporation (individually, "Hampshire," and, as representative (the "Representative") of the several underwriters named in Schedule I hereto (the "Underwriters")), and the Underwriters as follows:

    1.   INTRODUCTION.

         (a) The Company hereby engages the Representative as its exclusive financial adviser for 6 months commencing May 8, 1997 in connection with the management of the initial public offering contemplated hereby.

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         (b) The Company proposes to issue and sell to the Underwriters an aggregate of 2,000,000 shares (the "Shares") of common stock, par value $.001 per share, of the Company (the "Common Stock"). Such shares of Common Stock are hereinafter referred to as the "Firm Stock."

         (c) Solely for the purpose of covering over-allotments, if any, the Company proposes to grant to Hampshire, individually and not as Representative, an option (the "Company Over-allotment Option") to purchase from it, in the aggregate, up to an additional 150,000 shares of Common Stock at the public
offering price less than the underwriting discount.   Such shares of Common
Stock are hereinafter referred to as the "Company Additional Stock." The Firm Stock and the Additional Stock are hereinafter referred to as the "Company Stock."

         (d) Solely for the purpose of covering over-allotments, if any, the Selling Stockholder propose to grant to Hampshire, individually and not as Representative, an option (the "Stockholder Over-allotment Option") to purchase from it, in the aggregate, up to an additional 150,000 shares of Common Stock. Such shares of Common Stock are hereinafter referred to as the "Stockholder Additional Stock." The Company Additional Stock and the Company Additional Stock are hereinafter referred to as the "Additional Stock." The Firm Stock and the Additional Stock are hereinafter referred to as the "Stock."

         (e) The Company proposes to sell to Hampshire, individually and not as Representative, 200,000 warrants (the "Underwriter's Warrants") to purchase up to an aggregate of 200,000 shares of Common Stock (the "Warrant Shares") for a purchase price of $.001 per warrant, or an aggregate purchase price of $200.00. The Underwriter's Warrants shall be substantially in the form filed as an exhibit to the Registration Statement (as hereinafter defined).


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

The Underwriter's Warrants and the Warrant Shares are hereinafter referred to collectively as the "Representative's Securities." The Stock and the Representative's Securities are hereinafter referred to collectively as the "Securities."

    2.   REPRESENTATIONS AND WARRANTIES.

         (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

              (1) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form SB-2 (Registration No. 333-_______), and may have filed one or more amendments thereto and a Rule 462(b) Registration Statement (as hereinafter defined) in accordance with Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act"), including in such registration statement and each such amendment a related preliminary prospectus, for the registration of the Securities under the Securities Act. As used in this Agreement, the term "Registration Statement" shall refer to such registration statement referred to in the first sentence of this Section 2(a), as amended, on file with the Commission at the time such registration statement is declared by the Commission to be effective under the Securities Act (including the prospectus, financial statements, and exhibits filed as a part thereof, provided, however, that such registration statement, at the time it is declared by the Commission to be effective under the Securities Act, may omit such information as is permitted to be omitted from such registration statement when it becomes effective under the Securities Act pursuant to Rule 430A of the General Rules and Regulations of the Commission under the Securities Act (the "Regulations"), which information (the "Rule 430A Information") shall be deemed to be included in such registration

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statement when a final prospectus is filed with the Commission in accordance with Rules 430A and 424(b)(1) or (4) of the Regulations and includes any Rule 462(b) Registration Statement); the term "Preliminary Prospectus" shall refer to each prospectus included in the Registration Statement, or any amendments thereto, before the Registration Statement is declared by the Commission to be effective under the Securities Act, the form of prospectus omitting Rule 430A Information included in the Registration Statement when the Registration Statement becomes effective under the Securities Act, if applicable (the "Rule 430A Prospectus"), and any prospectus filed by the Company with the consent of the Representative pursuant to Rule 424(a) of the Regulations; and the term "Prospectus" shall refer to the final prospectus forming a part of the Registration Statement in the form first filed with the Commission pursuant to Rule 424(b)(1) or (4) of the Regulations or, if no such filing is required, the form of final prospectus forming a part of the Registration Statement. As used in this Agreement, the term "Rule 462(b) Registration Statement" means the registration statement and any amendments thereto filed pursuant to Rule 462(b) of the Regulations relating to the offering covered by the initial Registration Statement.

              (2) When the Registration Statement becomes effective under the Securities Act, and at all times subsequent thereto up to and including the Closing Date (as defined in Section 3(a) hereof) and each Additional Closing Date (as defined in Section 3(b) hereof), and during such longer period as the Prospectus may be required to be delivered in connection with sales by the Underwriters or a dealer, and during such longer period until any post-effective amendment thereto shall become effective under the Securities Act, the Registration Statement (and any post-effective amendment thereto) and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement to the Registration

Statement or the Prospectus) will contain all statements which are required to be stated therein in accordance with the Securities Act and the Regulations, will comply with the Securities Act and the Regulations, and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no event will have occurred which should have been set forth in an amendment or supplement to the Registration Statement or the Prospectus which has not then been set forth in such an amendment or supplement; if a Rule 430A Prospectus is included in the Registration Statement at the time it is declared by the Commission to be effective under the Securities Act, the Prospectus filed pursuant to Rules 430A and 424(b)(1) or (4) of the Regulations will contain all Rule 430A Information and all statements which are required to be stated therein in accordance with the Securities Act or the Regulations, will comply with the Securities Act and the Regulations, and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and each Preliminary Prospectus, as of the date filed with the Commission, contained all statements required to be stated therein in accordance with the Securities Act and the Regulations, complied with the Securities Act and the Regulations, and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; except that no representation or warranty is made in this
Section 2(a)(2) with respect to statements or omissions made in reliance upon, and in conformity with, written information furnished to the Company as stated in Section 8(b) with respect to any Underwriter by, or on behalf of, such Underwriter through the Representative expressly for inclusion in the Registration Statement, any Preliminary Prospectus, or the Prospectus, or any amendment or supplement thereto, or with respect to statements or omissions made in reliance upon, and in conformity with, written information furnished to the Company as stated in Section 8(c) with respect to the Selling Stockholder by, or on behalf of, the Selling Stockholder expressly for inclusion in the Registration Statement, any Preliminary Prospectus, or the Prospectus, or any amendment or supplement thereto.

              (3) Neither the Commission nor the "blue sky" or securities authority of any jurisdiction has issued an order (a "Stop Order") suspending the effectiveness of, or preventing or suspending the use of, the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, refusing to permit the effectiveness of the Registration Statement, or suspending the registration or qualification of the Securities nor has any of such authorities instituted or threatened to institute any proceedings with respect to a Stop Order.

              (4) Any contract, agreement, instrument, lease, or license required to be described in the Registration Statement or the Prospectus has been properly described therein. Any contract, agreement, instrument, lease, or license required to be filed as an exhibit to the Registration Statement has been filed with the Commission as an exhibit to the Registration Statement.

              (5) The Company is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation, with full power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, and declarations and filings with, all federal, state, local, and other governmental authorities and all courts and other tribunals, to own, lease, license, and use its properties and assets and to conduct its business in the manner described in the Prospectus. The

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Company is duly qualified to do business as a foreign corporation and is in good standing as such in every jurisdiction in which its ownership, leasing, licensing, or use of property and assets or the conduct of its business makes such qualification necessary, except where the failure to so qualify will not have a material adverse effect on the Company's business, properties, or financial condition on a consolidated basis.

              (6)  The authorized capital stock of the Company consists of
(i) 10,000,000 shares of Common Stock, of which 3,500,000 shares are outstanding, (ii) 1,000,000 shares of Preferred Stock, par value $.01 per share, none of which are outstanding and (iii) 118,100 shares of Series A Cumulative Redeemable Preferred Stock, of which 118,100 are outstanding.
Each outstanding share of Common Stock is validly authorized and issued, fully paid, and nonassessable, without any personal liability attaching to the ownership thereof, has not been issued and is not owned or held in violation of any preemptive or similar rights of stockholders. There is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of the Company or any security or other instrument which by its terms is convertible into, or exercisable or exchangeable for, capital stock of the Company, except as may be properly described in the Prospectus. There is outstanding no security or other instrument which by its terms is convertible into, or exercisable or exchangeable for, capital stock of the Company, except as may be properly described in the Prospectus. The certificates evidencing the Common Stock are in due and proper form.

              (7) The consolidated financial statements of the Company included in the Registration Statement and the Prospectus fairly present, with respect to the Company, the financial position, the results of operations, the cash flows, and the other information purported to

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be shown therein at the respective dates and for the respective periods to which they apply. Such consolidated financial statements have been prepared in accordance with generally accepted accounting principles (except to the extent that certain footnote disclosures regarding any stub period may have been omitted in accordance with the applicable rules of the Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) consistently applied throughout the periods involved, are correct and complete in all material respects, and are in accordance with the books and records of the Company. Richard A. Eisner & Company, LLP, the accountants whose report on the audited consolidated financial statements is filed with the Commission as a part of the Registration Statement, are, and during the periods covered by their reports included in the Registration Statement and the Prospectus were, independent certified public accountants with respect to the Company within the meaning of the Securities Act and the Regulations. No other financial statements are required by Form SB-2 or otherwise to be included in the Registration Statement or the Prospectus. There has at no time been a material adverse change in the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of the Company on a consolidated basis from the latest information set forth in the Registration Statement or the Prospectus, except as may be properly described in the Prospectus.

              (8) There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending, threatened, or, to the best knowledge of the Company, in prospect (or any basis therefor) with respect to the Company, or any of its operations, businesses, properties, or assets, except as may be properly described in the Prospectus or such as individually or in the aggregate do not now have, and will not in the future have, a material adverse effect upon the operations, business, properties, or assets of the Company. To the best knowledge of the Company, it is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree, except as may be properly described in the Prospectus or such as in the aggregate do not now have, and will not in the future have, a material adverse effect upon the operations, business, properties, or assets of the Company; nor is the Company currently required to take any action in order to avoid any such violation or default.

              (9) The Company has good and marketable title to all properties and assets which the Prospectus indicates are owned by it, free and clear of all liens, security interests, pledges, charges, encumbrances, and mortgages, except as may be properly described in the Prospectus or as are not material to the Company. No real property owned, leased, licensed, or used by the Company lies in an area which is, or to the knowledge of the Company will be, subject to zoning, use, or building code restrictions which would prohibit, and no state of facts relating to the actions or inaction of another person or entity or his or its ownership, leasing, licensing, or use of any real or personal property exists or will exist which would prevent, the continued effective ownership, leasing, licensing, or use of such real property in the business of the Company, each as presently conducted or as the Prospectus indicates it contemplates conducting, except as may be properly described in the Prospectus.

              (10) Neither the Company nor, to the knowledge of the Company, any other party, is now, or is expected by the Company to be, in violation or breach of, or in default with respect to, any provision of any contract, agreement, instrument, lease, license, arrangement, or understanding which is material to the Company, and each such contract, agreement, instrument, lease, license, arrangement, and understanding is in full force and effect and is the legal, valid, and binding obligation of the parties thereto and is enforceable as to them in accordance with its

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respective terms.  The Company enjoys peaceful and undisturbed possession under all leases and licenses under which it is operating. Except as described in the Prospectus, the Company is not a party to, or bound by, any contract, agreement, instrument, lease, license, arrangement, or understanding, or subject to any charter or other restriction, which has had, or may in the future have, a material adverse effect on the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of the Company. The Company is not in violation or breach of, or in default with respect to, any term of its respective certificate of incorporation (or other charter document) or by-laws.

              (11) The Company owns or possesses adequate rights to use all patents, patent rights, inventions, trade secrets, licenses, know-how, proprietary techniques, including processes and substances, trademarks, service marks, trade names, and copyrights described or referred to in the Prospectus as owned or used by it or which are necessary for the conduct of its business as currently conducted as described in the Prospectus and, to the best knowledge of the Company, its business as contemplated as described in the Prospectus. To the best knowledge of the Company, all such patents, patent rights, licenses, trademarks, service marks, and copyrights are (i) valid and enforceable, (ii) not being infringed by any third parties which infringement could, singly or in the aggregate, materially and adversely affect the business, properties, operations, condition (financial or otherwise), results of operations, income, or business prospects of the Company, as presently being conducted or as proposed to be conducted as described in the Prospectus, and (iii) are uncontested by any third party. The Company has no knowledge of, nor has it received any notice of, infringement of, or conflict with, asserted rights of others with respect to any patents, patent rights, inventions, trade secrets, licenses, know-how, proprietary techniques, including processes and substances, trademarks, service marks, trade names, or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling, or finding could materially and adversely affect the business, properties, operations, condition (financial or otherwise), results of operations, income, or business prospects of the Company, as presently being conducted or as proposed to be conducted as described in the Prospectus.

              (12) Neither the Company nor, to the best knowledge of the Company, any director, officer, agent, employee, or other person associated with, or acting on behalf of, the Company has, directly or indirectly (i) used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment. The Company's internal accounting controls and procedures are sufficient to cause the Company to comply in all respects with the Foreign Corrupt Practices Act of 1977, as amended.

              (13) The Company has all requisite power and authority to execute, deliver, and perform each of this Agreement and the Underwriter's Warrants. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery, and performance by the Company of this Agreement and the Underwriter's Warrants. This Agreement has been duly authorized, executed, and delivered by the Company, is the legal, valid, and binding obligation of the Company. The Underwriter's Warrants have been duly authorized by the Company and, when executed and delivered by the Company, will be legal, valid, and binding obligations of the Company, each enforceable as to the Company in accordance with its terms. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by the Company for the execution, delivery, or performance by the Company of this Agreement or the Underwriter's Warrants, except filings under the Securities Act which have been or will be made before the Closing Date, and consents consisting only of consents under "blue sky" or securities laws which have been obtained at or prior to the date of this Agreement. No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which the Company is a party, or to which any of its properties or assets are subject, is required for the execution, delivery, or performance of this Agreement and the Underwriter's Warrants; and the execution, delivery, and performance of this Agreement and the Underwriter's Warrants will not violate, result in a breach of, conflict with, result in the creation or imposition of any lien, charge, or encumbrance upon any properties or assets of the Company pursuant to the terms of, or, with or without the giving of notice or the passage of time or both, entitle any party to terminate or call a default under, any such contract, agreement, instrument, lease, license, arrangement, or understanding, or violate, result in a breach of, or conflict with any term of the certificate of incorporation (or other charter document) or by-laws of the Company, or violate, result in a breach of, or conflict with, any law, rule, regulation, order, judgment, or decree binding on the Company or to which any of its operations, businesses, properties, or assets are subject.

              (14) The Firm Stock is validly authorized and, when issued and delivered in accordance with this Agreement, will be validly issued, fully paid, and nonassessable, without any personal liability attaching to the ownership thereof, and will not be issued in violation of any preemptive or similar rights of stockholders, and the Underwriters will receive good title to the shares of Firm Stock purchased by them, respectively, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements, and voting trusts. The Company Additional Stock is validly authorized and, when issued in accordance with the terms hereof, will be validly issued, fully paid, and nonassessable, without any personal liability attaching to the ownership thereof, and will not be issued in violation of any preemptive or similar rights of stockholders. The Stockholder Additional Stock is validly authorized and issued, fully paid, and nonassessable, without any personal liability attaching to the ownership thereof, and was not issued in violation of any preemptive or similar rights of stockholders. The Company Additional Stock has been duly and validly reserved for issuance. The Stock conforms to all statements relating thereto contained in the Registration Statement and the Prospectus.

              (15) The Warrant Stock is validly authorized and has been duly and validly reserved for issuance and, when issued and delivered upon exercise of the Underwriter's Warrants in accordance with the terms thereof, will be validly issued, fully paid, and nonassessable, without any personal liability attaching to the ownership thereof, and will not be issued in violation of any preemptive or similar rights of stockholders; and the holders of the Underwriter's Warrants will receive good title to the securities purchased by them upon the exercise of the Underwriter's Warrants, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements, and voting trusts. The Representative's Securities conform to all statements relating thereto contained in the Registration Statement and the Prospectus.


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

              (16) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as may otherwise be properly described in the Prospectus, the Company has not (i) issued any securities or incurred any material liability or material obligation, primary or contingent, for borrowed money, (ii) entered into any material transaction not in the ordinary course of business, (iii) declared or paid any dividend on its capital stock or (iv) experienced any adverse changes or any development which may materially adversely effect the condition (financial or otherwise), net assets or stockholders' equity, results of operations, business, key personnel, assets, or properties of the Company and the Subsidiaries taken as a whole.
              (17) Neither the Company nor any of its officers, directors, or affiliates (as defined in the Regulations), has taken or will take, directly or indirectly, prior to the termination of the offering contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which has caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Firm Stock or the Additional Stock.

              (18) The Company has obtained from each of its directors, officers, and stockholders, other than the Selling Stockholder with respect to the Stockholder Additional Stock, a written agreement, in form and substance satisfactory to counsel for the Underwriters, that, for a period of 18 months from the date on which the Registration Statement is declared by the Commission to be effective under the Securities Act, he, she, or it will not, without the prior written consent of the Representative, publicly offer, pledge, sell, hypothecate, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock or any security or other instrument which by its terms is convertible into, or exercisable or exchangeable for, shares of Common Stock or other securities of the Company, including, without limitation, any shares of Common Stock issuable pursuant to the terms of any employee stock options; provided, however, that such persons may offer, sell, contract to sell, grant an option for the sale of, or otherwise dispose of all or any part of his, her, or its shares of Common Stock or other such security or instrument of the Company during such period if such transaction is private in nature and the transferee of such shares of Common Stock or other securities or instruments agrees, prior to such transaction, to be bound by all of the provisions of such agreement.

              (19) During the two-year period commencing on the effective date of the of the Registration Statement, the Representative shall have the right of first refusal to act as underwriter, placement agent or investment banker, as the case may be, for any and all public offerings or private placements of the Company's securities, or any merger, acquisition, or disposition of assets of the Company, if the Company uses a lead manager, placement agent or investment banker performing such functions for a fee. The Representative shall advise the Company no later than seven days following the submission to the Representative in writing of such proposed transaction(s) of its election to exercise said right. If any such proposal is not accepted by the Representative, but later modified, the Company will resubmit such proposal to the Representative. Should the Representative elect, at any time, not to exercise said right, the Representative's right of first refusal regarding future financings shall be unaffected.

              (20) The Company is not, and does not intend to conduct its business in a manner in which it would be required to register as, an "investment company" as defined in the

Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations promulgated thereunder.

              (21) No person or entity has the right to require registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement, which right has not been waived.

              (22) Except as may be set forth in the Prospectus, the Company has not incurred any liability for a fee, commission, or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement.

              (23) Neither the Company, nor any of their respective affiliates, is presently doing business with the government of Cuba or with any person or affiliate located in Cuba. If, at any time after the date on which the Registration Statement is declared by the Commission to be effective under the Securities Act or with the Florida Department of Banking and Finance (the "Florida Department"), whichever is later, and prior to the end of the period referred to in the first clause of Section 2(a)(2) hereof, the Company and any Subsidiary commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba, the Company will so inform the Florida Department within 90 days after such commencement of business in Cuba, and, during the period referred to in Section 2(a)(2) hereof, will inform the Florida Department within 90 days after any change occurs with respect to previously reported information.

              (24) No officer, director, or stockholder of the Company has any affiliation or association with the National Association of Securities Dealers, Inc. (the "NASD") or any member thereof.

              (25) Except as disclosed in the Prospectus, the Company has filed all necessary federal, state, local, and foreign income and franchise tax returns and other reports required to be filed and has paid all taxes shown as due thereon; and there is no tax deficiency which has been, or, to the knowledge of the Company, might be, asserted against the Company.

              (26) To the best knowledge of the Company, none of the activities or business of the Company is in violation of, or will cause the Company to violate, any law, rule, regulation, or order of the United States, any state, county, or locality, or of any agency or body of the United States or of any state, county, or locality, the violation of which would have a material adverse effect upon the condition (financial or otherwise), business, property, prospective results of operations, or net worth of the Company.

              (27) The Common Stock has been approved for quotation on the Nasdaq National Market.

         (b) The Selling Stockholder represents and warrants to, and agrees with, the several Underwriters that:

              (1) The Selling Stockholder has (i) caused a negotiated certificate or negotiated certificates representing the number of shares of Stockholder Additional Stock to be delivered to ___________, attorney-at-law (the "Custodian"), duly endorsed in blank or together with blank stock powers duly executed, with the Selling Stockholder's signature appropriately guaranteed by medallion guarantee, such certificate or certificates to be held by the Custodian pursuant to a letter of transmittal and custody agreement for delivery, pursuant to the provisions hereof, one or more Additional Closing Dates and (ii) granted an irrevocable power of attorney to ___________ (the "Attorneys") to purchase all requisite stock transfer tax stamps, to execute this

Agreement (including agreeing on the price at which the Stockholder Additional Stock is to be sold to the Representative) and thereafter to modify and amend this Agreement, to settle any dispute relating to the terms of this Agreement, to waive any condition to the obligations of the Selling Stockholder, and to execute all other instruments and documents and to perform all other acts necessary or desirable to carry out the provisions of this Agreement on behalf of the Selling Stockholder. Such letter of transmittal and custody agreement, together with such irrevocable power of attorney, are hereinafter referred to as the "Custodial Agreement."

              (2) There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or, to the best knowledge of the Selling Stockholder, investigation pending, threatened, or in prospect (or any basis therefor) with respect to the Selling Stockholder or any of the Selling Stockholder's business, properties, or assets, except as otherwise disclosed in the Registration Statement. The Selling Stockholder is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree; nor is the Selling Stockholder required to take any action in order to avoid such violation or default.

              (3) The Selling Stockholder has all requisite power and authority to execute, deliver, and perform this Agreement and the Custodial Agreement. This Agreement and the Custodial Agreement have been duly executed and delivered by the Selling Stockholder, are the legal, valid, and binding obligations of the Selling Stockholder, and are enforceable as to the Selling Stockholder in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, or other laws affecting the rights of creditors generally. To the Selling Stockholder's best knowledge, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by the Selling Stockholder for the execution, delivery, or performance of this Agreement or the Custodial Agreement, except filings under the Securities Act which have been or will be made before the Closing Date and such consents consisting only of consents under "blue sky" or securities laws which have been obtained at or prior to the date of this Agreement by the Selling Stockholder. No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which the Selling Stockholder is a party, or to which any of the Selling Stockholder's properties or assets are subject, is required for the execution, delivery, or performance of this Agreement or the Custodial Agreement; and the execution, delivery, and performance of this Agreement and the Custodial Agreement will not violate, result in a breach of, conflict with, or result in the creation or imposition of any lien, charge, or encumbrance upon any properties or assets of the Selling Stockholder pursuant to the terms of, or, with or without the giving of notice or the passage of time or both, entitle any party to terminate or call a default under, any such contract, agreement, instrument, lease, license, arrangement, or understanding, or, to the Selling Stockholder's best knowledge, violate, result in a breach of, or conflict with, any law, rule, regulation, order, judgment, or decree binding on the Selling Stockholder or to which any of the Selling Stockholder's business, properties, or assets are subject.

              (4) The Selling Stockholder has good title to the shares of Stockholder Additional Stock to be sold by the Selling Stockholder pursuant to this Agreement, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements, and voting trusts (except those created by this Agreement and the Custodial Agreement and those which have been terminated prior to the execution hereof), and, when and if delivered in accordance with this

Agreement, the Underwriters will receive good title to the shares of Stockholder Additional Stock purchased by them from the Selling Stockholder, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements, and voting trusts. The Stockholder Additional Stock conforms to all statements relating thereto contained in the Registration Statement or the Prospectus.

              (5) Neither the Selling Stockholder nor any of the Selling Stockholder's affiliates (as defined in the Regulations) has taken or will take, directly or indirectly, prior to the termination of the offering contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which has caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Stock or the Additional Stock.

              (6) The Selling Stockholder has reviewed, and is familiar with, the Registration Statement and all amendments and supplements thereto, if any, filed with the Commission prior to the date hereof, and with each Preliminary Prospectus and the Prospectus contained therein, as supplemented, if applicable, to the date hereof, and all information relating to the Selling Stockholder, the Selling Stockholder's shares of Common Stock, and any contractual or other business relationship between the Selling Stockholder and the Company that is set forth in the Registration Statement, any such amendment or supplement thereto, each Preliminary Prospectus, and the Prospectus, or any such supplement thereof, and all other information furnished or to be furnished by, or on behalf of, the Selling Stockholder for use in the Registration Statement, any such amendment or supplement thereto, any Preliminary Prospectus, and the Prospectus, or any such supplement thereto, is and, at the Closing Date and each Additional Closing Date, will be, true, correct, and complete and does not, and at the Closing Date and each Additional Closing Date, will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make such information not misleading.

              (7) The Selling Stockholder has not incurred any liability for a fee, commission, or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement.

              (8) The Selling Stockholder's decision to sell the Stockholder Additional Stock has not been based upon any negative or otherwise material information with respect to the Company which is not set forth in the Prospectus.

    3.   PURCHASE, SALE, AND DELIVERY OF THE STOCK AND THE UNDERWRITER'S
         WARRANTS.

         (a) On the basis of the representations, warranties, covenants, and agreements of the Company herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Underwriters and the Underwriters, severally and not jointly, agree to purchase from the Company, the numbers of shares of Firm Stock set forth opposite the respective names of the Underwriters in Schedule I hereto.

         The purchase price per share of the Firm Stock to be paid by the several Underwriters shall be $__________. The initial public offering price per share of the Firm Stock shall be $_________.

         Payment for the Firm Stock by the Underwriters shall be made by certified or official bank check in New York Clearing House (next day) funds or by electronic wire transfer of next day funds, payable to the order of the Company, at the offices of Hampshire Securities

Corporation, 640 Fifth Avenue, New York, New York 10019, or at such other place in the New York City metropolitan area as the Representative shall determine and advise the Company by at least two full days' notice in writing, upon delivery of the Firm Stock to the Representative for the respective accounts of the Underwriters. Such delivery and payment shall be made at 9:00 a.m., New York City local time, on the third business day following the time of the initial public offering, as defined in Section 11(a) hereof (unless such time and date is postponed in accordance with the provisions of Section 9(c) hereof), or at such other time as shall be agreed upon between the Representative and the Company. The time and date of such delivery and payment are hereinafter referred to as the "Closing Date."

         Certificates representing the Firm Stock shall be registered in such name or names and in such authorized denominations as the Representative may request in writing at least two full business days prior to the Closing Date. The Company shall permit the Representative to examine and package such certificates for delivery at least one full business day prior to the Closing Date.

         (b)  The Selling Stockholder hereby grants to Hampshire the
Stockholder Over-allotment Option to purchase up to 150,000 shares of Common Stock, as may be necessary to cover over-allotments, at the same purchase price per share to be paid by the several Underwriters to the Company for the Firm Stock as provided for in this Section 3 hereof. The Company hereby grants to Hampshire the Company Over-allotment Option to purchase up to 150,000 shares of Common Stock, as may be necessary to cover over-allotments, at the same purchase price per share to be paid by the several Underwriters to the Company for the Firm Stock as provided for in this Section 3 hereof. The Over-allotment Options may be exercised only to cover over-allotments in the sale of shares by Hampshire. The Company Over-allotment Option and the Stockholder Over-allotment

Option shall be exercised pro rata to one another. The Over-allotment Options may be exercised by Hampshire on the basis of the representations, warranties, covenants, and agreements of the Company and the Selling Stockholder herein contained, but subject to the terms and conditions herein set forth, at any time and from time to time on or before the forty-fifth day following the date on which the Registration Statement becomes effective under the Securities Act, by written notice by Hampshire to the Company and Custodian. Such notice shall set forth the aggregate number of shares of Additional Stock as to which the Over-allotment Options are being exercised, the name or names in which the certificates representing the Additional Stock are to be registered, the authorized denominations in which the Additional Stock is to be registered, and the time and date, as determined by Hampshire, when such shares of Additional Stock are to be delivered (each such time and date are hereinafter referred to as an "Additional Closing Date"); provided, however, that no Additional Closing Date shall be earlier than the Closing Date nor earlier than the second business day after the date on which the notice of the exercise of the Stockholder Over-allotment Option and the Company Over-allotment Option shall have been given nor later than the eighth business day after the date on which such notice shall have been given.

         In the event the Company declares or pays a dividend or a distribution on the Common Stock, whether in the form of cash, shares of Common Stock, or other consideration, prior to the Additional Closing Date, such dividend or distribution shall also be paid on the Additional Stock on the later of the Additional Closing Date and the date on which such dividend or distribution is payable.

         Payment for the shares of Additional Stock by Hampshire shall be made by certified or official bank check in New York Clearing House (next day) funds or by electronic wire transfer of next day funds payable to the order of the Custodian and the Company (pro rata as described above) at the offices of Hampshire Securities Corporation, 640 Fifth Avenue, New York, New York 10019, or at such other place in the New York City metropolitan area as Hampshire shall determine and advise the Company by at least two full days' notice in writing, upon delivery of the shares of Additional Stock to Hampshire for its account.

         Certificates for the shares of Additional Stock shall be registered in such name or names and in such authorized denominations as Hampshire may request in writing at least two full business days prior to the Additional Closing Date with respect thereto. The Company shall permit Hampshire to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date with respect thereto.

         (c) The Company hereby agrees to issue and sell to Hampshire and/or its designees on the Closing Date the Underwriter's Warrants to purchase the Warrant Shares for an aggregate purchase price of $200.00.

         (d) During the four-year period commending one year from the effective date of the Registration Statement, the Company will agree to use its best efforts to register the Underwriter's Warrants and the Warrant Shares when and if requested by the Representative. These best efforts shall include the preparation and filing of one demand registration statement with respect to the Warrant Shares during such four-year period and maintaining the effectiveness thereof, for nine months or such shorter period as may be required for the sale of the Warrant Shares in the open market, at the Company's sole expense (other than underwriter or selling broker costs), including "blue sky" fees and expenses. The Company agrees that for the period starting at the beginning of the second year and concluding at the end of the seventh year after the effective date of the Registration Statement, the Company will notify all holders of the Underwriter's Warrants and Warrant Shares of the Company's intention to engage in another public offering of the Company's securities (whether by the Company or by any security holder of the Company), and, if requested by the Representative, include any Underwriter's Warrants and Warrant Shares in such offering at the Company's sole expense and maintain the effectiveness thereof for at least 12 months ("Piggyback Registration Rights").

         Delivery and payment for the Underwriter's Warrants shall be made on the Closing Date. The Company shall deliver to Hampshire, upon payment therefor, certificates representing the Underwriter's Warrants in the name or names and in such authorized denominations as Hampshire may request. The Underwriter's Warrants shall be exercisable for a period of four years commencing one year from the date on which the Registration Statement was declared effective under the Securities Act at an initial exercise price per Warrant Share equal to $_____________.

              (d) It is understood that the Hampshire may (but shall not be obligated to) make any and all the payments required pursuant to this Section 3 on behalf of any Underwriters whose check or checks shall not have been received by the Representative at the time of delivery of the Stock to be purchased by such Underwriter or Underwriters. Any such payment by the Representative shall not relieve any such Underwriter or Underwriters of any of its or their obligations hereunder.

    4. OFFERING.   The Underwriters are to make a public offering of the Firm
Stock as soon, on or after the date on which the Registration Statement becomes effective under the Securities Act, as the Representative deems it advisable so to do. The Firm Stock is to be initially offered to the public at the initial public offering price as provided for in Section 3(a) (such price being hereinafter referred to as the "public offering price"). After the initial public offering, the Representative may from time to time increase or decrease the public offering price, in the sole discretion of the Representative, by reason of changes in general market conditions or otherwise.

    5.   COVENANTS.

         (a)  The Company covenants that it will:

              (1) To use its best efforts to cause at least two persons to be elected to the Company's Board of Directors who are deemed to be independent of the Company's Management.

              (2) Use its best efforts to cause the Registration Statement to become effective under the Securities Act as promptly as possible and notify the Representative and counsel to the Underwriters immediately, and confirm such notice in writing, (i) when the Registration Statement and any post-effective amendment thereto become effective under the Securities Act, (ii) of the receipt of any comments from the Commission or the "blue sky" or securities authority of any jurisdiction regarding the Registration Statement, any post-effective amendment thereto, the Prospectus, or any amendment or supplement thereto,
(iii) of the filing with the Commission of any supplement to the Prospectus, and
(iv) of the receipt of any notification with respect to a Stop Order or the initiation or threatening of any proceeding with respect to a Stop Order. The Company will use its best efforts to prevent the issuance of any Stop Order and, if any Stop Order is issued, to obtain the lifting thereof as promptly as possible. If the Registration Statement has become or becomes effective under the Securities Act with a form of prospectus omitting Rule 430A Information, or filing of the Prospectus with the Commission is otherwise required under Rule 424(b) of the Regulations, the Company will file with the Commission the Prospectus, properly completed, pursuant to Rule 424(b) of the Regulations within the time period prescribed and will provide evidence satisfactory to the Representative of such timely filing.

              (3) During the time when a prospectus relating to the Firm Stock or the Additional Stock is required to be delivered hereunder or under the Securities Act or the Regulations, comply with all requirements imposed upon it by the Securities Act, as now existing and as hereafter amended, and by the Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of, or dealings in, the Stock in accordance with the provisions hereof and the Prospectus. If, at any time when a prospectus relating to the Firm Stock or the Additional Stock is required to be delivered hereunder or under the Securities Act or the Regulations, any event shall have occurred as a result of which, in the reasonable opinion of counsel for the Company or counsel for the Underwriters, the Registration Statement or the Prospectus as then amended or supplemented contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or if, in the opinion of either of such counsel, it is necessary at any time to amend or supplement the Registration Statement or the Prospectus to comply with the Securities Act or the Regulations, the Company will immediately notify the Representative and promptly prepare and file with the Commission an appropriate amendment or supplement (in form and substance satisfactory to the Representative and counsel to the Underwriters) which will correct such statement or omission or which will effect such compliance and will use its best efforts to have any such amendment declared effective under the Securities Act as soon as possible.

              (4) Deliver without charge to each of the several Underwriters such number of copies of each Preliminary Prospectus as may reasonably be requested by the

Underwriters and, as soon as the Registration Statement, or any amendment thereto, becomes effective under the Securities Act or a supplement is filed with the Commission, deliver without charge to the Representative two signed copies of the Registration Statement, including exhibits, or such amendment thereto, as the case may be, and two copies of any supplement thereto, and deliver without charge to each of the several Underwriters such number of copies of the Prospectus, the Registration Statement, and amendments and supplements thereto, if any, without exhibits, as the Representative may request for the purposes contemplated by the Securities Act.

              (5) Endeavor in good faith, in cooperation with the Representative, at or prior to the time the Registration Statement becomes effective under the Securities Act, to qualify the Securities for offering and sale under the "blue sky" or securities laws of such jurisdictions as may be designated by the Representative; provided, however, that no such qualification shall be required in any jurisdiction where, as a result thereof, the Company would be subject to service of general process or to taxation as a foreign corporation doing business in such jurisdiction to which it is not then subject. In each jurisdiction where such qualification shall be effected, the Company will, unless the Representative agrees in writing that such action is not at the time necessary or advisable, file and make such statements or reports at such times as are or may be required by the laws of such jurisdiction.

              (6)  Make generally available, within the meaning of Section
11(a) of the Securities Act and the Regulations, to its security holders as soon as practicable, but not later than ________________, an earnings statement, which need not be certified by independent certified public accountants unless required by the Securities Act or the Regulations, but which shall satisfy the provisions of Section 11(a) of the Securities Act and the Regulations, covering a period of at least 12 months beginning after the date on which the Registration Statement was declared effective under the Securities Act.

              (7) For a period of 18 months after the date of the Prospectus, not, without the prior written consent of the Representative, offer, issue, sell, hypothecate, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock or other securities of the Company, or any security or other instrument which by its terms is convertible into, or exercisable or exchangeable for, shares of Common Stock, except as contemplated by Section 3 hereof and except for (i) the issuance of stock options, or shares of Common Stock issuable upon the exercise thereof, which have been or may be granted pursuant to the Company's current incentive stock option plan, up to an aggregate of _______ shares of Common Stock, all as properly described in the Prospectus, (ii) upon the exercise of warrants outstanding on the date hereof, as properly described in the Prospectus, (iii) the issuance of shares of Warrant Stock issuable upon exercise of the Underwriter's Warrants, and
(iv) the issuance of shares of Common Stock in connection with an acquisition by the Company.

              (8) For a period of five years after the date on which the Registration Statement was declared effective under the Securities Act furnish you, without charge, the following:

                   (i) within 90 days after the end of each fiscal year, one copy of financial statements certified by independent certified public accountants, including a balance sheet, statement of income, and statement of changes in cash flows of the Company and its then existing subsidiaries, if any, with supporting schedules, prepared in accordance with generally accepted accounting principles, as at the end of such fiscal year and for the 12 months then ended, which may be on a consolidated basis;

                   (ii) as soon as practicable after they have been sent to stockholders of the Company or filed with, or furnished to, the Commission or the NASD, one copy of each annual and interim financial and other report or communication sent by the Company to its stockholders or filed with, or furnished to, the Commission or the NASD;

                   (iii) as soon as practicable, one copy of every press release and every material news item and article in respect of the Company or its affairs which was released by the Company; and

                   (iv) such additional documents and information with respect to the Company and its affairs, as the Representative may from time to time reasonably request; provided, however, that such additional documents and information shall be received by the Representative on a confidential basis, unless otherwise disclosed to the public, and shall not be used in violation of the federal securities laws and the rules and regulations promulgated thereunder.

              (9) Apply the net proceeds received by the Company from the offering contemplated by this Agreement in the manner set forth under the heading "Use of Proceeds" in the Prospectus.

              (10) Furnish to the Representative as early as practicable prior to the Closing Date and each Additional Closing Date, if any, as the case may be, but not less than two full business days prior thereto, a copy of the latest available unaudited interim financial statements of the Company which have been read by the Company's independent certified public accountants, as stated in their letters to be furnished pursuant to
Section 7(f) hereof.

              (11) File no amendment or supplement to the Registration
Statement or Prospectus at any time, whether before or after the date on which the Registration Statement was declared effective under the Securities Act, unless such filing shall comply with the Securities Act and the Regulations and unless the Representative shall previously have been advised of such filing and furnished with a copy thereof, and the Representative shall have approved such filing in writing. Until the later of (i) the completion by the Underwriters of the distribution of the Stock (but in no event more than nine months after the date on which the Registration Statement shall have been declared effective under the Securities Act) and (ii) 25 days after the date on which the Registration Statement shall have been declared effective under the Securities Act, the Company will prepare and file with the Commission, promptly upon the Representative's request, any amendments or supplements to the Registration Statement or the Prospectus which, in the sole opinion of the Representative, may be necessary or advisable in connection with the distribution of the Stock.

              (12) File timely with the Commission an appropriate form to register the Common Stock, including the Stock, pursuant to Section 12(g) of the Exchange Act and comply with all registration, filing, and reporting requirements of the Exchange Act, which may from time to time be applicable to the Company.

              (13) Comply with all provisions of all undertakings contained in the Registration Statement.

              (14) Prior to the later of (A) the date referred to in the second sentence of clause (10) of this paragraph (a) of this Section 5, and (B) any Additional Closing Date, issue no press release or other communication, directly or indirectly, and hold no press conference with respect to the Company, the financial condition, results of operations, business, properties, assets, liabilities of any the Company or any Subsidiary, or this offering, without the prior written consent of the Representative.

              (15) Make all filings required to maintain the inclusion of the Common Stock on the Nasdaq National Market for a least four years from the date of this Agreement.

              (16) On the Closing Date, sell to the Hampshire, individually and not as Representative of the several Underwriters, at the price of $.001 per warrant, warrants to purchase the Warrant Stock, which Underwriter's Warrants shall be substantially in the form set forth as an exhibit to the Registration Statement.

              (17) Until expiration of the Underwriter's Warrants, keep reserved sufficient shares of Common Stock for issuance upon exercise of the Underwriter's Warrants.

              (18) Deliver to the Representative, without charge, within a reasonable period after the last Additional Closing Date or the expiration of the period during which the Representative may exercise the Over-allotment Options, five sets of bound volumes of the Registration Statement and all related materials to the individuals designated by the Representative or counsel to the Underwriters.

              (19) For a period of three years after the effective date on which the Registration Statement is declared effective under the Securities Act, provide, at its sole expense, to the Representative copies of the Company's daily transfer sheets, if so requested by the Representative.

              (20) Maintain key-person life insurance payable to the Company on the life of Mr. Barry Budilov, President and Chief Executive Officer of the Company, in the amount of at least $1,000,000, for the period of time equal to the longer of three years from the date on which the Registration Statement becomes effective under the Securities Act and the term of the employment agreement between the Company and such officer.


              (21) For a period of three years from the date on which the Registration Statement becomes effective under the Securities Act, the Representative shall have the right to appoint a designee as an observer of the Company's Board of Directors. Such observer will have the right to attend all meetings of the Board of Directors. Such observer shall be entitled to receive reimbursement for all out-of-pocket expenses incurred in attending such meetings, including, but not limited to, food, lodging, transportation, and any fees paid to directors for attending meetings. The Representative shall be given notice of such meetings at the same time and in the same manner as directors of the Company are informed. The Representative and such observer shall be indemnified to the same extent as the other directors. The Company will purchase directors and officers insurance in an amount of not less than $2,000,000, provided, however, that the Company shall not be required to pay more than $50,000 per year in order to maintain such insurance, and if insurance in such amount is not available at such cost, the Company shall purchase that amount of such insurance which is available at a cost of $50,000 per year.

         (b)  The Selling Stockholder covenants that it will not:

              (1) For a period of 18 months from the date on which the Registration Statement shall become effective under the Securities Act, without the prior written consent of Hampshire, offer, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock (other than the Stockholder Additional Stock upon exercise of the Stockholder Over-allotment Option) or any security or other instrument which by its terms is convertible into, or exercisable or exchangeable for, shares of Common Stock or other securities of the Company, including, without limitation, any shares of Common Stock issuable pursuant to the terms of any employee stock options.

              (2) Take, directly or indirectly, prior to the termination of the offering contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which might in the future reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Stock.

    6. PAYMENT OF EXPENSES. The Company hereby agrees to pay all expenses (other than fees of counsel for the Underwriters, except as provided in Section 6(c)) in connection with (a) the preparation, printing, filing, distribution, and mailing of the Registration Statement and the Prospectus and the printing, filing, distribution, and mailing of this Agreement and the Master Agreement Among Underwriters, any Master Selected Dealer Agreement and related documents, including the cost of all copies thereof and of the Preliminary Prospectuses and of the Prospectus and any amendments or supplements thereto supplied to the Underwriters in quantities as hereinabove stated; (b) the issuance, sale, transfer, and delivery (as applicable) of the Securities, including any transfer or other taxes payable thereon; (c) the qualification of the Securities under state or foreign "blue sky" or securities laws, including the costs of printing and mailing the preliminary and final "Blue Sky Survey" and the fees of counsel for the Underwriters of $25,000 ($35,000 if Nasdaq National Market listing is not obtained) plus disbursements in connection therewith, payable as follows:
(i) $10,000 of the fee upon the engagement by Hampshire, (ii) $10,000 of the fee upon the filing of the Registration Statement and (iii) the balance of the fee on the Closing Date; (d) the filing fees payable to the Commission, the NASD, and the jurisdictions in which such qualification is sought; (e) any fees relating to the listing of the Common Stock on the Nasdaq National Market and any other stock market or exchange; (f) the cost of printing certificates representing the shares of Common Stock; (g) the fees of the transfer agent for the Common Stock, (h) the cost of publication of "tombstone" advertisements with respect to offerings, not to exceed $25,000; and (i) a non-accountable expense allowance equal to three percent of the gross proceeds of the sale of the Firm Stock and the Company Additional Stock (less amounts, if any, previously paid to the Representative by the Company in respect of such non-accountable expense allowance) to the Representative on the Closing Date. Notwithstanding the foregoing, if the offering contemplated hereby should be terminated, the Company agrees to pay the Representative only the out-of-pocket expenses incurred by the Underwriters in connection with this Agreement or the proposed offer, sale, and delivery of the Securities.

    7. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters to purchase and pay for the Firm Stock and the Additional Stock, as provided herein, and the obligation of Hampshire to purchase and pay for the Underwriter's Warrants, each as provided herein, shall be subject, in the discretion of the Representative, to the continuing accuracy of the representations and warranties of the Company contained herein and in each certificate and document contemplated under this Agreement to be delivered to the Underwriters, as of the date hereof and as of the Closing Date (or any Additional Closing Date, as the case may be), to the performance by the Company and the Selling Stockholder, as applicable, of their respective obligations hereunder, and to the following conditions:

         (a) The Registration Statement shall have become effective under the Securities Act not later than 6:00 P.M., New York City local time, on the date of this Agreement or such later date and time as shall be consented to in writing by the Representative; on or prior to the Closing Date, or any Additional Closing Date, as the case may be, no Stop Order shall have been issued and no proceeding shall have been initiated or threatened with respect to a Stop Order; and any request by the Commission for additional information shall have been complied with by the Company to the reasonable satisfaction of counsel for the Underwriters. If required, the Prospectus shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) under the Securities Act.

         (b) (1) At the Closing Date and any Additional Closing Date, as the case may be, the Underwriters shall have received the opinion of Crummy, Del Deo, Dolan, Griffinger & Vecchione, P.C., counsel for the Company, dated the date of delivery, addressed to the Underwriters, and in form and scope satisfactory to counsel for the Underwriters, with reproduced copies or signed counterparts thereof for each of the Underwriters, to the effect that:

                   (i) the Company is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation, with full power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, and declarations and filings with, all federal, state, local, and other governmental authorities and all courts and other tribunals, to own, lease, license, and use its properties and assets and to conduct its business in the manner described in the Prospectus. The Company is duly qualified to do business as a foreign corporation and is in good standing as such in every jurisdiction in which its ownership, leasing, licensing, or use of property and assets or the conduct of its business makes such qualification necessary;

                   (ii) the authorized capital stock of the Company consists of
(i) 10,000,000 shares of Common Stock, of which 3,500,000 shares are outstanding, (ii) 1,000,000 shares of Preferred Stock, par value $.01 per share, none of which is outstanding, and (iii) 118,100 shares of Series A Cumulative Redeemable Preferred Stock, of which 118,100 is outstanding. Except as otherwise disclosed in the Prospectus, each outstanding share of capital stock of the Company is free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements, and voting trusts. Except as disclosed in the Prospectus, each outstanding share of Common Stock is validly authorized and issued, fully paid, and nonassessable, without any personal liability attaching to the ownership thereof, has not been issued and is not owned or held in violation of any preemptive or similar rights of stockholders. To the knowledge of such counsel, there is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of the Company or any security or other instrument which by its terms is convertible into, or exercisable or exchangeable for, capital stock of the Company except as may be properly described in the Prospectus. There is outstanding no security or other instrument which by its terms is convertible into, or exercisable or exchangeable for, capital stock of the Company. The certificates evidencing the Common Stock are in due and proper form;

                   (iii) to the knowledge of such counsel, there is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending, threatened, or in prospect (or any basis therefor) with respect to the Company or any of its operations, businesses, properties, or assets, except as may be properly described in the Prospectus or such as individually or in the aggregate do not now have, and will not in the future have, a material adverse effect upon the operations, business, properties, or assets of the Company. To the knowledge of such counsel, the Company is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree, except as may be properly described in the Prospectus or such as in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business, properties, or assets of the Company; nor is the Company required to take any action in order to avoid any such violation or default;

                   (iv) to the knowledge of such counsel, neither the Company nor any other party is now, or is expected by the Company to be, in violation or breach of, or in default with respect to, any provision of any contract, agreement, instrument, lease, license, arrangement, or understanding which is material to the Company, and, to the knowledge of such counsel, each such contract, agreement, instrument, lease, license, arrangement, or understanding is in full force and effect and is the valid, legal, and binding obligation of the parties thereto and is enforceable in accordance with its terms;

                   (v) the Company is not in violation or breach of, or in default with respect to, any term of its respective certificate of incorporation (or other charter document) or by-laws;

                   (vi) the Company has all requisite power and authority to execute, deliver, and perform this Agreement and the Underwriter's Warrants.
All necessary corporate proceedings of the Company have been taken to authorize the execution, delivery, and performance by the Company of this Agreement and the Underwriter's Warrants. This Agreement has been duly authorized, executed, and delivered by the Company, is the legal, valid, and binding obligation of the Company, and, subject to applicable bankruptcy, insolvency, and other laws affecting the enforceability of creditors' rights generally, is enforceable as to the Company in accordance with its terms. The Underwriter's Warrants have been duly authorized by the Company and, when executed and delivered by the Company, will be legal, valid, and binding obligations of the Company, each enforceable as to the Company in accordance with its terms. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by the Company for the execution, delivery, or performance by the Company of this Agreement or the Underwriter's Warrants, except filings under the Securities Act which have been made prior to the Closing Date or Additional Closing Date, as the case may be, and consents consisting only of consents under "blue sky" or securities laws, which have been obtained. No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding known to such counsel to which the Company is a party, or to which any of its properties or assets are subject, is required for the execution, delivery, or performance of this Agreement and the Underwriter's

Warrants; and the execution, delivery, and performance of this Agreement and the Underwriter's Warrants will not violate, result in a breach of, conflict with, result in the creation or imposition of any lien, charge, or encumbrance upon any properties or assets of the Company pursuant to the terms of, or, with or without the giving of notice or the passage of time or both, entitle any party to terminate or call a default under, any such contract, agreement, instrument, lease, license, arrangement, or understanding known to such counsel, violate or result in a breach of, or conflict with any term of the certificate of incorporation (or other charter document) or by-laws of the Company, or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on the Company to which any of its operations, businesses, properties, or assets are subject;

                   (vii) each share of Firm Stock to be delivered on the Closing Date is validly authorized and, when issued and delivered in accordance with the terms hereof, will be validly issued, fully paid, and nonassessable, without any personal liability attaching to the ownership thereof, and will not be issued in violation of any preemptive or similar rights of stockholders.
Each share of Company Additional Stock to be delivered on the Closing Date or any Additional Closing Date, as applicable, is validly authorized and, when issued and delivered in accordance with the terms hereof, will be validly issued, fully paid, and nonassessable, without any personal liability attaching to the ownership thereof, and will not issued in violation of any preemptive or similar rights of stockholders. The Underwriters will receive good title to the shares of Firm Stock and Company Additional Stock purchased by them, respectively, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements, and voting trusts. The Company Additional Stock has been duly and validly reserved for issuance. The Stock conforms to all statements relating thereto contained in the Registration Statement or the Prospectus;

                   (viii) the Warrant Stock is validly authorized and has been duly and validly reserved for issuance pursuant to the terms of the Underwriter's Warrants. The Underwriter's Warrants have been duly and validly issued and delivered. The Warrant Stock, when issued and delivered in accordance with the Underwriter's Warrants, will be validly issued, fully paid, and nonassessable, without any personal liability attaching to the ownership thereof, and will not have been issued in violation of any preemptive rights of stockholders. The Representative, and any other holders of the Underwriter's Warrants, will receive good title to the securities purchased by them upon exercise of the Underwriter's Warrants, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements, and voting trusts. The Representative's Securities conform to all statements relating thereto contained in the Registration Statement or the Prospectus;

                   (ix) to the knowledge of such counsel, each contract, agreement, instrument, lease, or license required to be described in the Registration Statement or the Prospectus has been properly described therein, and each contract, agreement, instrument, lease, or license required to be filed as an exhibit to the Registration Statement has been filed with the Commission as an exhibit to the Registration Statement;

                   (x) insofar as statements in the Prospectus purport to summarize the status of litigation or the provisions of laws, rules, regulations, orders, judgments, decrees, contracts, agreements, instruments, leases, or licenses, such statements have been prepared or reviewed by such counsel and accurately reflect the status of such litigation and provisions purported to be summarized and are correct in all respects;

                   (xi) the Company is not an "investment company" as defined in the Investment Company Act and the rules and regulations thereunder and, if the Company conducts its business as set forth in the Prospectus, will not become an "investment company", and will not be required to be registered under the Investment Company Act;

                   (xii) to the knowledge of such counsel, no person or entity has the right to require registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement, except by entities which have waived such rights as described in the Registration Statement and the Prospectus;

                   (xiii) there is no stamp duty, value-added tax or any similar tax or duty, payable by or on behalf of the Underwriters or the Company in Hong Kong in connection with the authorization, issuance, sale and delivery of the Securities to the Underwriters in the manner contemplated by this Agreement; and

                   (xiv) the Registration Statement has become effective under the Securities Act, the Prospectus has been filed in accordance with Rule 424(b) of the Regulations, including the applicable time periods set forth therein, or such filing is not required. To the knowledge of such counsel, no Stop Order has been issued and no proceeding for that purpose has been instituted or threatened. On the basis of the participation of such counsel in conferences at which the contents of the Registration Statement and the Prospectus and related matters were discussed, but without independent verification by such counsel of the accuracy, completeness, or fairness of the statements contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, such counsel have no knowledge that (other than financial statements and other financial data and schedules which are or should be contained therein, as to which such counsel need express no opinion): (A) the Registration Statement, any Rule 430A Prospectus, and the Prospectus, and any amendment or supplement thereto, does not appear on its face to comply as to form in all material respects with the requirements of the Securities Act and the Regulations; (B) any of the Registration Statement, any Rule 430A Prospectus, or the Prospectus, or any amendment or supplement thereto, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or (C) since the date of effectiveness under the Securities Act of the Registration Statement, any event has occurred which should have been set forth in an amendment or supplement to the Registration Statement or the Prospectus which has not been set forth in such an amendment or supplement.

    In rendering such opinion, counsel for the Company may rely (A) as to matters involving the application of laws other than the laws of the United States and the laws of the State of Delaware, to the extent counsel for the Company deems proper and to the extent specified in such opinion, upon an opinion or opinions (in form and substance satisfactory to counsel for the Underwriters) of other counsel, acceptable to counsel for the Underwriters, familiar with the applicable laws, in which case the opinion of counsel for the Company shall state that the opinion or opinions of such other counsel are satisfactory in scope, form, and substance to counsel for the Company and that reliance thereon by counsel for the Company and the Underwriters is reasonable;
(B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company; and (C) to the extent they deem proper, upon written statements or certificates of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company; provided that copies of any such opinions, certificates, or statements shall be annexed as exhibits to the opinion of counsel for the Company.

              (2) At any Additional Closing Date, the Representative shall have received the favorable opinion of Crummy, Del Deo, Griffinger & Vecchione, P.C., counsel for the Selling Stockholder, dated the date of delivery, addressed to the Underwriters, and in form and scope satisfactory to counsel for the Underwriters, with reproduced copies or signed counterparts thereof for each of the Underwriters, to the effect that:

                   (i) The Selling Stockholder has all requisite power and authority to execute, deliver, and perform this Agreement its respective Custodial Agreement. This Agreement and the Custodial Agreement have each been duly executed and delivered by the Selling Stockholder, are the legal, valid, and binding obligation of the Selling Stockholder, and are each enforceable as to the Selling Stockholder in accordance with its respective terms.

                   (ii) To the knowledge of such counsel, there is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending, threatened, or in prospect (or any basis therefor) with respect to the Selling Stockholder or any of the Selling Stockholder's business, properties, or assets, which, if determined adversely to the Selling Stockholder, would have a material adverse effect on the Selling Stockholder's business, properties or assets of the Selling Stockholder. The Selling Stockholder is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree; nor is the Selling Stockholder required to take any action in order to avoid such violation or default.

                   (iii) Each share of Stockholder Additional Stock is validly authorized and issued, fully paid, and nonassessable, without any personal liability attaching to the ownership thereof, and has not been issued and is not owned or held in violation of any preemptive or similar rights of stockholders. The Selling Stockholder has good title to the shares of Stockholder Additional Stock to be sold thereby pursuant to this Agreement, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements, and voting trusts. When delivered in accordance with the terms of this Agreement, the Underwriters shall receive good title to the Stockholder Additional Stock purchased by them from the Selling Stockholder, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements, and voting trusts.

    In rendering such opinion, counsel for the Selling Stockholder may rely (A) as to matters involving the application of laws other than the laws of the United States and the laws of the State of Delaware, to the extent counsel for the Selling Stockholder deems proper and to the extent specified in such opinion, upon an opinion or opinions (in form and substance satisfactory to counsel for the Underwriters) of other counsel, acceptable to counsel for the Underwriters, familiar with the applicable laws, in which case the opinion of counsel for the Selling Stockholder shall state that the opinion or opinions of such other counsel are satisfactory in scope, form, and substance to counsel for the Selling Stockholder and that reliance thereon by counsel for the Selling Stockholder and counsel for the Underwriters is reasonable; and (B) as to matters of fact, to the extent proper, on certificates of responsible officers of the Company; provided, that copies of any such opinions, certificates, or statements shall be annexed as exhibits to the opinion of counsel for the Selling Stockholder.

         (c) On or prior to the Closing Date and any Additional Closing Date, as the case may be, the Underwriters shall have been furnished such information, documents, certificates, and opinions as they may reasonably require for the purpose of enabling them to review the matters referred to in Section 7(b), and in order to evidence the accuracy, completeness, or satisfaction of any of the representations, warranties, covenants, agreements, or conditions herein contained, or as the Representative may reasonably request.

         (d) At the Closing Date or any Additional Closing Date, as the case may be, (i) the Registration Statement and the Prospectus and any amendments or supplements thereto shall contain all statements which are required to be stated therein in accordance with the Securities Act and the Regulations, and in all material respects conform to the requirements thereof, and neither the Registration Statement nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) there shall have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus, no material adverse change, or any development involving a prospective material adverse change, in the business, properties, or condition (financial or otherwise), results of operations, capital stock, long-term or short-term debt, or general affairs of the Company from that set forth in the Registration Statement and the Prospectus, except changes which the Registration Statement and Prospectus indicate might occur after the date on which the Registration Statement becomes effective under the Securities Act, and the Company shall not have incurred any material liabilities or entered into any agreements not in the ordinary course of business other than as referred to in the Registration Statement and Prospectus, (iii) except as set forth in the Prospectus, no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation shall be pending, threatened, or in prospect (or any basis therefor) with respect to the Company or any of its operations, businesses, properties, or assets which would be required to be set forth in the Registration Statement, wherein an unfavorable decision, ruling, or finding would materially adversely affect the business, property, condition (financial or otherwise), results of operations, or general affairs of the Company and (iv) the Stock be quoted upon the Nasdaq National Market.

         (e) At the Closing Date and any Additional Closing Date, as the case may be, the Representative shall have received a certificate of the chief executive officer, the chief financial officer, and the chief accounting officer of the Company, dated the Closing Date or such Additional Closing Date, as the case may be, to the effect, among other things, that (i) the conditions set forth in Sections 7(a) and 7(d) have been satisfied, (ii) as of the date of this Agreement and as of the Closing Date or such Additional Closing Date, as the case may be, the representations and warranties of the Company contained herein were and are accurate and correct in all materials respects, and (iii) as of the Closing Date or such Additional Closing Date, as the case may be, the obligations to be performed by the Company hereunder on or prior to such time have been fully performed. At each Additional Closing Date, the Representative shall have received a certificate of a duly appointed attorney-in-fact for the Selling Stockholder, dated such Additional Closing Date, that, as of the date of this Agreement and such Additional Closing Date, the representations and warranties of the Selling Stockholder contained herein were and are accurate and correct in all material respects, and that as of such Additional Closing Date, the obligations to be performed by the Selling Stockholder hereunder on or prior thereto have been fully performed.

         (f) At the time this Agreement is executed and at the Closing Date and any Additional Closing Date, as the case may be, the Representative shall have received a letter, addressed to the Underwriters, and in form and substance satisfactory to the Representative, with reproduced copies or signed counterparts thereof for each of the Underwriters, from Richard A. Eisner & Company, LLP, independent certified public accountants for the Company, dated the date of delivery:

              (i) confirming that they are, and during the period covered by their report(s) included in the Registration Statement and the Prospectus were, independent certified public accountants with respect to the Company within the meaning of the Securities Act and the published Regulations and stating that the answer to Item 10 of the Registration Statement is correct insofar as it relates to them;

              (ii) stating that, in their opinion, the financial statements and schedules of the Company included in the Registration Statement examined by them comply in form in all material respects with the applicable accounting requirements of the Securities Act and the related published rules and regulations;

              (iii) stating that, on the basis of procedures (but not an examination made in accordance with generally accepted auditing standards) consisting of a reading of the latest available unaudited interim financial statements of the Company (with an indication of the date of the latest available unaudited interim financial statements), a reading of the latest available minutes of the stockholders and Boards of Directors of the Company and committees of such Board of Directors, inquiries to certain officers and other employees of the Company responsible for financial and accounting matters, and other specified procedures and inquiries, nothing has come to their attention that caused them to believe that: (A) the unaudited financial statements and schedules of the Company included in the Registration Statement and Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related published rules and regulations under the Securities Act or the Exchange Act or are not fairly presented in conformity with generally accepted accounting principles (except to the extent that certain footnote disclosures regarding any stub period may have been omitted in accordance with the applicable rules of the Commission under the Exchange Act) applied on a basis consistent with that of the audited financial statements appearing therein; (B) there was any change in the capital stock or long-term debt of the Company or any decrease in the net current assets or stockholders' equity of the Company as of the date of the latest available monthly financial statements of the Company as of a specified date not more than five business days prior to the date of such letter, each as compared with the amounts shown in the June 30, 1996 and December 31, 1996 balance sheets included in the Registration Statement and Prospectus, other than as properly described in the Registration Statement and Prospectus or any change or decrease (which shall be set forth therein) which, in the sole discretion of the Representative, the Representative shall accept, or (C) there was any decrease in net sales, net earnings, or net earnings per share of Common Stock during the period from June 30, 1996 and December 31, 1996 and to the date of the latest available monthly financial statements of the Company or to a specified date not more than five business days prior to the date of such letter, each as compared with the corresponding period in 1996, other than as properly described in the Registration Statement and Prospectus or any decrease (which shall be set forth therein) which, the sole discretion of the Representative, the Representative shall accept; and

              (iv) stating that they have compared specific numerical data and financial information pertaining to the Company set forth in the Registration Statement, which have been specified by the Representative prior to the date of this Agreement, to the extent that such data and information may be derived from the general accounting records of the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries, and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter, and found them to be in agreement.

         (g) All proceedings taken in connection with the issuance, sale, transfer, and delivery of the Securities shall be satisfactory in form and substance to the Representative and to counsel for the Underwriters, and the Underwriters shall have received from such counsel for the Underwriters the opinion, dated as of the Closing Date and the Additional Closing Date, as the case may be, with respect to such of the matters set forth under Section 7(b), and with respect to such other related matters, as the Representative may reasonably request.

         (h) The NASD, upon review of the terms of the public offering of the Stock shall not have objected to the Underwriters' participation in such offering.

         (i) Prior to or on the Closing Date, the Company shall have entered into the Underwriter's Warrants with the Representative.

         (j) Prior to or on the Closing Date, the Company shall have provided to the Representative copies of the agreements referred to in Section 2(a)(18).

    Any certificate or other document signed by any officer of the Company and delivered to the Representative or to counsel for the Underwriters shall be deemed a representation and warranty by the Company hereunder to the Underwriters as to the statements made therein. Any certificate or other document signed by, or on behalf of, the Selling Stockholder and delivered to the Underwriters or to counsel for the Representative shall be deemed a representation and warranty by the Selling Stockholder hereunder to the Underwriters as to the statement made therein. If any condition to the Underwriters' obligations hereunder to be fulfilled prior to or at the Closing Date or any Additional Closing Date, as the case may be, is not so fulfilled, the Representative may, on behalf of the several Underwriters, terminate this Agreement or, if the Representative so elects, in writing waive any such conditions which have not been fulfilled or extend the time for their fulfillment.

    8.   INDEMNIFICATION AND CONTRIBUTION.

         (a) Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless each Underwriter, its officers, directors, partners, employees, agents, and counsel, each of the Selling Stockholder, and each person, if any, who controls any Underwriter or the Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any and all loss, liability, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 8, but not be limited to, attorneys' fees and any and all expense whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation) as and when incurred arising out of, based upon, or in connection with, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement, any Preliminary Prospectus, or the Prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto or (B) any application or other document or communication (for purposes of this Section 8, collectively referred to as an "application") executed by, or on behalf of, the Company or based upon written information furnished by, or on behalf of, the Company filed in any jurisdiction in order to qualify the Securities under the "blue sky" or securities laws thereof or filed with the Commission or any securities exchange; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, written information furnished to the Company as stated in Section 8(b) with respect to any Underwriter by, or on behalf of, such Underwriter through the Representative or as stated in Section 8(c) with respect to the Selling Stockholder by, or on behalf of, the Selling Stockholder expressly for inclusion in the Registration Statement, any Preliminary Prospectus, or the Prospectus, or any amendment or supplement thereto, or in any application, as the case may be, or (ii) any breach of any representation, warranty, covenant, or agreement of the Company contained in this Agreement. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this Agreement.

    If any action is brought against an Underwriter or any of its respective officers, directors, partners, employees, agents, or counsel, the Selling Stockholder, or any controlling persons of an Underwriter or the Selling Stockholder (an "indemnified party") in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such indemnified party or parties shall promptly notify the Company in writing of the institution of such action (but the failure so to notify shall not relieve the Company from any liability it may have other than pursuant to this Section 8(a)) and the Company shall promptly assume the defense of such action, including, without limitation, the employment of counsel satisfactory to such indemnified party or parties and payment of expenses. Such indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have promptly employed counsel satisfactory to such indemnified party or parties to have charge of the defense of such action or such indemnified party or parties shall have concluded that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from, or in addition to, those available to the Company, in any of which events such fees and expenses shall be borne by the Company, and the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. Anything in this paragraph to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent, which consent shall not be unreasonably withheld. The Company shall not, without the prior written consent of each indemnified party that is not released as described in this sentence, settle or compromise any action, or permit a default or consent to the entry of judgment or otherwise seek to terminate any pending or threatened action, in respect of which indemnity may be sought hereunder (whether or not any indemnified party is a party thereto), unless such settlement, compromise, consent, or termination includes an unconditional release of each indemnified party from all liability in respect of such action. The Company agrees promptly to notify the Underwriters and the Selling Stockholder of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of the Securities, the Registration Statement, any Preliminary Prospectus, or the Prospectus, or any amendment or supplement thereto, or any application.

         (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, the Selling Stockholder, each director of the Company, each officer of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company or the Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the several Underwriters and the Selling Stockholder in Section 8(a), but only with respect to statements or omissions, if any, made in the Registration Statement, any Preliminary Prospectus, or the Prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information furnished to the Company as stated in this Section 8(b) with respect to any Underwriter by, or on behalf of, such Underwriter through the Representative expressly for inclusion in the Registration Statement, any Preliminary Prospectus, or the Prospectus, or any amendment or supplement thereto, or on any application, as the case may be; provided, however, that the obligation of each Underwriter to provide indemnity under the provisions of this Section 8(b) shall be limited to the amount which represents the product of (i) the number of shares of Stock underwritten by such Underwriter hereunder and the (ii) the underwriting discount per share of Common Stock set forth on the cover page of the Prospectus. For all purposes of this Agreement, the amounts of the selling concession and reallowance and the name of each of the Underwriters, and the number of shares of Firm Stock purchased by each of the Underwriters set forth in the Prospectus constitute the only information furnished in writing by, or on behalf of, such Underwriter expressly for inclusion in the Registration Statement, any Preliminary Prospectus, or the Prospectus (as from time to time amended or supplemented), or any amendment or supplement thereto, or in any application, as the case may be. If any action shall be brought against the Company, the Selling Stockholder, or any other person so indemnified based on the Registration Statement, any Preliminary Prospectus, or the Prospectus, or any amendment or supplement thereto, or in any application, and in respect of which indemnity may be sought against any Underwriter pursuant to this Section 8(b), such Underwriter shall have the rights and duties given to the Company, and the Company, the Selling Stockholder, and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 8(a).

         (c) The Selling Stockholder agrees to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall have signed the Registration Statement, each Underwriter, each officer, director, partner, employee, agent, and counsel of each Underwriter, and each other person, if any, who controls the Company or any Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the several Underwriters in Section 8(a), but only with respect to (i) statements or omissions, if any, made in the Registration Statement, any Preliminary Prospectus, or the Prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, or in any application in reliance upon, and in conformity with, written information furnished to the Company by, or on behalf of, the Selling Stockholder expressly for inclusion in the Registration Statement, any Preliminary Prospectus, or the Prospectus, or any amendment or supplement thereto, or in any application, as the case may be, or (ii) any breach of any representation, warranty, covenant, or agreement of the Selling Stockholder contained in this Agreement.

In case any action shall be brought against the Company, any Underwriter, or any other person so indemnified based on the Registration Statement, any Preliminary Prospectus, or the Prospectus, or any amendment or supplement thereto, or on any application, or with respect to any such breach, and in respect of which indemnity may be sought against the Selling Stockholder, the Selling Stockholder shall have the rights and duties given to the Company, and the Company, the Underwriters, and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 8(a).

         (d) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 8(a), 8(b), 8(c) (subject to the limitations thereof) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case or (ii) any indemnified or indemnifying party seeks contribution under the Securities Act, the Exchange Act, or otherwise, then the Company (including for this purpose any contribution made by, or on behalf of, any director of the Company, any officer of the Company who signed the Registration Statement, and any controlling person of the Company), as one entity, the Selling Stockholder, as a second entity, and the Underwriters (including for this purpose any contribution by, or on behalf of, an indemnified party) as a third entity, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, so that the Underwriters, in the aggregate, are responsible for the proportion thereof equal to the percentage which the underwriting discount per share of Common Stock set forth on the cover page of the Prospectus represents of the initial public offering price per share of Common Stock set forth on the cover page of the Prospectus and the Company and the Selling Stockholder are responsible for the remaining portion; provided, however, that if applicable law does not permit such allocation, then other relevant equitable considerations such as the relative fault of the Company, the Selling Stockholder, and the Underwriters in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses shall also be considered. The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Company, by the Selling Stockholder, or by the Underwriters, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The Company, the Selling Stockholder, and the Underwriters agree that it would be unjust and inequitable if the respective obligations of the Company, the Selling Stockholder, and the Underwriters for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses (even if the Underwriters and the other indemnified parties were treated as one entity for such purpose) or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 8(d). No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this
Section 8(d), each person, if any, who controls any

Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and each officer, director, partner, employee, agent, and counsel of any Underwriter shall have the same rights to contribution as such Underwriter, each person, if any, who controls the Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, shall have the same rights to contribution as the Selling Stockholder, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the provisions of this
Section 8(d). Anything in this Section 8(d) to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 8(d) is intended to supersede any right to contribution under the Securities Act, the Exchange Act, or otherwise.

    9.   DEFAULT BY AN UNDERWRITER.

         (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Stock or Additional Stock hereunder, and if the number of shares of Firm Stock or Additional Stock to which the defaults of all Underwriters in the aggregate relate does not exceed 10% of the number of shares of Firm Stock or Additional Stock, as the case may be, which all Underwriters have agreed to purchase hereunder, then such shares of Firm Stock or Additional Stock to which such defaults relate shall be purchased by the non-defaulting Underwriters in proportion to their respective commitments hereunder.

         (b) If such defaults exceed in the aggregate 10% of the number of shares of Firm Stock or Additional Stock, as the case may be, which all Underwriters have agreed to purchase hereunder, the Representative may, in its discretion, arrange to purchase itself or for another party or parties to purchase such shares of Firm Stock or Additional Stock, as the case may be, to which such default relates on the terms contained herein. If the Representative does not arrange for the purchase of such shares of Firm Stock or Additional Stock, as the case may be, within one business day after the occurrence of defaults relating to in excess of 10% of the Firm Stock or the Additional Stock, as the case may be, then the Company (with respect to the Firm Stock and the Company Additional Stock) and the Selling Stockholder (with respect to the Stockholder Additional Stock) shall be entitled to a further period of one business day within which to procure another party or parties satisfactory to the Representative to purchase such shares of Firm Stock or Additional Stock, as the case may be, on such terms. If the Representative or the Company (with respect to the Firm Stock and the Company Additional Stock) or the Representative or the Selling Stockholder (with respect to the Stockholder Additional Stock) do not arrange for the purchase of the shares of Firm Stock or Additional Stock, as the case may be, to which such defaults relate as provided in this Section 9(b), this Agreement may be terminated by the Representative or by the Company (with respect to the Firm Stock and the Company Additional Stock) or the Representative or the Selling Stockholder (with respect to the Stockholder Additional Stock), in each case without liability on the part of the Company or the Selling Stockholder (except that the provisions of Sections 5(a)(1), 6, 8, 10, and 13 shall survive such termination) or the several Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter of its liability, if any, to the other several

Underwriters and to the Company and the Selling Stockholder for any damages occasioned by its default hereunder.

         (c) If the shares of Stock or Additional Stock to which such defaults relate are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representative or the Company (with respect to the Firm Stock and the Company Additional Stock) or the Representative or the Selling Stockholder (with respect to the Stockholder Additional Stock) shall have the right to postpone the Closing Date or the Additional Closing Date, as the case may be, for a reasonable period but not in any event more than seven business days in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements with respect to the Firm Stock or the Additional Stock, and the Company agrees to prepare and file promptly any amendment or supplement to the Registration Statement or the Prospectus which in the opinion of counsel for the Underwriters may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 9 as if such party had originally been a party to this Agreement and had been allocated the number of shares of Firm Stock and Additional Stock actually purchased by it as a result of its original commitment to purchase Firm Stock and Additional Stock and its purchase of shares of Firm Stock or Additional Stock pursuant to this Section 9.

    10. REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties, covenants, and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants, and agreements at the Closing Date and any Additional Closing Date, and such representations, warranties, covenants, and agreements of the Underwriters, the Company, and the Selling Stockholder, including the indemnity and contribution agreements contained in Section 8, shall remain operative and in full force and effect regardless of any investigation made by, or on behalf of, any Underwriter or any indemnified person, or by, or on behalf of, the Company, the Selling Stockholder, or any person or entity which is entitled to be indemnified under Section 8(b), and shall survive termination of this Agreement or the delivery of the Firm Stock and the Additional Stock, if any, to the several Underwriters. In addition, the provisions of Sections 5(a)(1), 6, 8, 10, 11, and 13 shall survive termination of this Agreement, whether such termination occurs before or after the Closing Date or any Additional Closing Date. Notwithstanding anything in the second sentence of Section 6 hereof to the contrary, and in addition to the obligations assumed by the Company pursuant to the first sentence of Section 6 hereof, if the offering should be terminated, the Company shall be liable to the Underwriters only for out-of-pocket expenses incurred by the Underwriters in connection with this Agreement or the proposed, offer, sale, and delivery of the Securities.

    11.  EFFECTIVE DATE OF THIS AGREEMENT AND TERMINATION THEREOF.

         (a) This Agreement shall become effective at 9:30 A.M., New York City local time, on the first full business day following the day on which the Registration Statement becomes effective under the Securities Act or at the time of the initial public offering by the Underwriters of the Firm Stock, whichever is earlier. The time of the initial public offering shall mean the time, after the Registration Statement becomes effective under the Securities Act, of the release by the Representative for publication of the first newspaper advertisement which is subsequently published relating to the Firm Stock or the time, after the Registration Statement becomes effective under the Securities Act, when the Firm Stock is first released by the Representative for offering by the Underwriters or dealers by letter or telegram, whichever shall first occur. The Representative or the Company may prevent this Agreement from becoming effective without liability of any party to any other party, except as noted below in this Section 11, by giving the notice indicated in Section 11(d) before the time this Agreement becomes effective under the Securities Act.

         (b) If the purchase price of the Firm Stock has not been determined as provided for in Section 3 prior to 4:30 p.m., New York City local time, on the fifth full business day after the date on which the Registration Statement becomes was declared effective under the Securities Act, this Agreement may be terminated at any time thereafter either by the Representative or by the Company by giving notice to the other unless before such termination the purchase price for the Firm Stock has been so determined. If the purchase price of the Firm Stock has not been so determined prior to 4:30 p.m., New York City local time, on the tenth full business day after the date on which the Registration Statement was declared effective under the Securities Act, this Agreement shall automatically terminate forthwith.

         (c) In addition to the right to terminate this Agreement pursuant to Sections 7 and 9 hereof, the Representative shall have the right to terminate this Agreement at any time prior to the Closing Date or any Additional Closing Date, as the case may be, by giving notice to the Company, and, if exercised, the Over-allotment Options, at any time prior to any Additional Closing Date, by giving notice to the Company and the Selling Stockholder, (i) if any domestic or international event, act, or occurrence has materially and adversely disrupted, or, in the opinion of the Representative, will in the immediate future materially and adversely disrupt, the securities markets; or (ii) if there shall have been a general suspension of, or a general limitation on prices for, trading in securities on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market; or (iii) if there shall have been an outbreak or increase in the level of major hostilities or other national or international calamity; or (iv) if a banking moratorium has been declared by a state or federal authority; or (v) if a moratorium in foreign exchange trading by major international banks or persons has been declared; or (vi) if there shall have been a material interruption in the mail service or other means of communication within the United States; or (vii) if the Company shall have sustained a material or substantial loss by fire, flood, accident, hurricane, earthquake, theft, sabotage, or other calamity or malicious act, whether or not such loss shall have been insured, or from any labor dispute or court or government action, order, or decree, which will, in the opinion of the Representative, make it inadvisable to proceed with the offering, sale, or delivery of the Firm Stock or the Additional Stock, as the case may be; or
(viii) if any material governmental restrictions shall have been imposed on trading in securities in general, which restrictions are not in effect on the date hereof; or (ix) if there shall be passed by the Congress of the United States or by any state legislature any act or measure, or adopted by any governmental body or authoritative accounting institute or board, or any governmental executive, any orders, rules, or regulations, which the Representative believes likely to have a material adverse effect on the business, financial condition, or financial statements of the Company or the market for the Common Stock; or (x) if there shall have been such material and adverse change in the market for the Company's securities or securities in general or in political, financial, or economic conditions as in the judgment of the Representative makes it inadvisable to proceed with the offering, sale, and delivery of the Firm Stock or the Additional Stock, as the case may be, on the terms contemplated by the Prospectus.

         (d) If the Representative elects to prevent this Agreement from becoming effective, as provided in this Section 11, or to terminate this Agreement pursuant to Section 7 of this Agreement or this Section 10, the Representative shall notify the Company and the Selling Stockholder promptly by telephone, telex, or telegram, confirmed by letter. If, as so provided, the Company elects to prevent this Agreement from becoming effective or to terminate this Agreement, the Company shall notify the Representative and the Selling Stockholder promptly by telephone, telex, or telegram, confirmed by letter.

         (e) Anything in this Agreement to the contrary notwithstanding other than Section 11(f), if this Agreement shall not become effective by reason of an election pursuant to this Section 11 or if this Agreement shall terminate or shall otherwise not be carried out within the time specified herein by reason of any failure on the part of the Company or the Selling Stockholder to perform any covenant or agreement or satisfy any condition of this Agreement by it to be performed or satisfied, the sole liability of the Company or the Selling Stockholder to the several Underwriters, in addition to the obligations the Company and the Selling Stockholder assumed pursuant to the first sentence of
Section 6, will be to reimburse the several Underwriters for such out-of-pocket expenses (including the fees and disbursements of their counsel) as shall have been incurred by them in connection with this Agreement or the proposed offer, sale, and delivery of the Securities, and, upon demand, the Company and the Selling Stockholder, severally, agrees to pay promptly the full amount thereof to the Representative for the respective accounts of the Underwriters. Anything in this Agreement to the contrary notwithstanding other than Section 11(f), if this Agreement shall not be carried out within the time specified herein for any reason other than the failure on the part of the Company or the Selling Stockholder to perform any covenant or agreement or satisfy any condition of this Agreement by it to be performed or satisfied, the Company and the Selling Stockholder shall have no liability to the several Underwriters other than for obligations assumed by the Company and the Selling Stockholder pursuant to Section 6.

         (f) Notwithstanding any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Sections 5(a)(1), 6, 8, 10, and 13 shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof. Notwithstanding anything in the second sentence of Section 6 hereof to the contrary, and in addition to the obligations assumed by the Company pursuant to the first sentence of Section 6 hereof, if the offering should be terminated, the Company shall be liable to the several Underwriters only for out-of-pocket expenses incurred by the several Underwriters in connection with this Agreement or the proposed, offer, sale, and delivery of the Securities.

    12. NOTICES. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to any Underwriter, shall be mailed, delivered, or telexed or telegraphed and confirmed by letter, to such Underwriter, c/o Hampshire Securities Corporation, 640 Fifth Avenue, New York, New York 10019, Attention: Mr. Richard K. Abbe, Managing Director, with a copy to Morrison Cohen Singer & Weinstein, LLP, 750 Lexington Avenue, New York, New York 10022, Attention:
Robert H. Cohen, Esq.; or if sent to the Company or the Selling Stockholder, shall be mailed, delivered, or telexed or telegraphed and confirmed by letter, to the Company, Ambassador Eyewear Group, Inc., 1010 Arch Street, Philadelphia, Pennsylvania 19107, Attention: Barry Budilov, President, with a copy to Crummy, Del Deo, Dolan,

Griffinger & Vecchione, P.C., Attention: Jeffrey A. Baumel, Esq. All notices hereunder shall be effective upon receipt by the party to which it is addressed.

    13. PARTIES. Hampshire represents that it is authorized to act as Representative on behalf of the several Underwriters named in Schedule I hereto, and the Company and the Selling Stockholder shall be entitled to act and rely on any request, notice, consent, waiver, or agreement purportedly given on behalf of the Underwriters when the same shall have been given by Hampshire on such behalf. The Selling Stockholder represent that each of the attorneys-in-fact named in the power of attorney referred to in Section 2(b)(1) hereof is authorized to act on his behalf, and the Underwriters and the Company shall be entitled to act and rely upon any request, notice, consent, waiver, or agreement purportedly given on behalf of the Selling Stockholder when the same shall have been given by either of such attorneys-in-fact. This Agreement shall inure solely to the benefit of, and shall be binding upon, the several Underwriters, the Company, and the Selling Stockholder and the persons and entities referred to in Section 8 who are entitled to indemnification or contribution, and their respective successors, legal representatives, and assigns (which shall not include any buyer, as such, of the Firm Stock or the Additional Stock), and no other person shall have, or be construed to have, any legal or equitable right, remedy, or claim under, in respect of, or by virtue of this Agreement or any provision herein contained. Notwithstanding anything contained in this Agreement to the contrary, all of the obligations of the Underwriters hereunder are several and not joint.

    14. CONSTRUCTION. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to conflict of laws. TIME IS OF THE ESSENCE IN THIS AGREEMENT.

    15. CONSENT TO JURISDICTION. The Company irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of, or relating to, this Agreement, any document or instrument delivered pursuant to, in connection with, or simultaneously with this Agreement, or a breach of this Agreement or any such document or instrument. In any such action or proceeding, the Company waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with
Section 12. Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Company shall appear or answer such summons, complaint, or other process. Should the Company fail to appear or answer within such 30-day period or such extended period, as the case may be, the Company shall be deemed in default and judgment may be entered against the Company for the amount as demanded in any summons, complaint, or other process so served.

    If the foregoing correctly sets forth the understandings among the Representative, the Company, and the Selling Stockholder, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

                                  Very truly yours,

                                  AMBASSADOR EYEWEAR GROUP, INC.


                                  BY:
                                     -----------------------------------
                                     NAME:
                                     TITLE:



                                  --------------------------------------
                                  ____________, AS ATTORNEY-IN-
                                  FACT FOR THE SELLING STOCKHOLDER



ACCEPTED AS OF THE DATE FIRST ABOVE
WRITTEN IN NEW YORK, NEW YORK

HAMPSHIRE SECURITIES CORPORATION*


BY:
   -----------------------------------------
   RICHARD K. ABBE, MANAGING DIRECTOR

*ON BEHALF OF ITSELF AND THE OTHER SEVERAL
   UNDERWRITERS NAMED IN SCHEDULE I HERETO.

                                      SCHEDULE I



                                                                       Total
                                                                       Number
                                                                      of Shares
                                                                        to be
    Underwriter                                                       Purchased

Hampshire Securities Corporation...............................................





                                                                      ---------
    Total.............................................................2,000,000
                                                                      ---------
                                                                      ---------